MALT  LIMITED
                                   P.O.  Box  59
                             Rarotonga,  Cook  Islands


                                December  28,  2000



United  Trading.Com
c/o  Myers  Porter,  LLP
380Technology  Blvd.,  Suite  250
Irvine,  CA  92618

Attn:  Mr.  Norman  Wright.

Re:  United  Trading.Com Casino Software license agreement dated August 14, 2000

Dear  Mr.  Wright:

Regarding the referenced Agreement entered into on August 14, 2000, between Malt Limited .A. and United Trading.Com (formerly United Casino Corp.), Malt Limited is by this letter notifying United Trading.Com that, due to Malt's current inability to provide and bring onto the Internet, the Internet site which was previously planned to be used to make the casino software provided by the subject agreement available to players over the Internet, it is canceling the subject agreement effective immediately. It is hoped by Malt that when the required Internet site is finally available that a new contract can be negotiated.

Yours  truly,

Malt  Limited



By:       s/Directserv  Limited
          ------------------------


Name:  ___________________________

Title:       Director
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